UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported)
June 6, 2019

NEOGENOMICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	001-35756	74-2897368
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

12701 Commonwealth Drive, Suite 9, Fort Myers, Florida	33913
(Address of principal executive offices)	(Zip Code)
(239) 768-0600
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock ($0.001 par value)	NEO	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.
On June 6, 2019, NeoGenomics, Inc., a Nevada corporation (the “Company”), held an annual meeting of its stockholders.  At the annual meeting, 90,311,128 shares of the Company’s common stock, par value $0.001 per share, were present or represented by proxy at the meeting, representing approximately 94.9% of the outstanding Voting Stock as of April 12, 2019, the record date for the annual meeting. At the annual meeting, four proposals were submitted for a vote of the Company’s stockholders and the related results are as follows:
(1)  Proposal No. 1: The election of Douglas M. VanOort, Steven C. Jones, Kevin C. Johnson, Raymond R. Hipp, Bruce K. Crowther, Lynn A. Tetrault, Alison L. Hannah and Stephen M. Kanovsky to serve as members of the Board of Directors until the next succeeding annual meeting of stockholders or until his or her successor has been duly elected and qualified.  The stockholders elected the eight directors by the following votes:

	Votes For	Votes Withheld	Votes Against	Broker Non-Votes
Douglas M. VanOort	76,582,532	1,572,887	—	12,155,709
Steven C. Jones	75,941,204	2,214,215	—	12,155,709
Kevin C. Johnson	75,696,995	2,458,424	—	12,155,709
Raymond R. Hipp	76,093,094	2,062,325	—	12,155,709
Bruce K. Crowther	77,307,010	848,409	—	12,155,709
Lynn A. Tetrault	75,588,469	2,566,950	—	12,155,709
Alison L. Hannah	75,641,942	2,513,477	—	12,155,709
Stephen M. Kanovsky	70,411,110	7,744,309	—	12,155,709
(2) Proposal No. 2: The approval, on an advisory basis, of the compensation paid to the Company’s Named Executive Officers, as identified in the proxy statement for the annual meeting.  The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	75,613,254	79.45	96.74
Against	2,182,494	2.29	2.79
Abstentions	359,671	0.37	0.46
(3) Proposal No. 3: Approval, on an advisory basis, of the frequency of holding an advisory vote on executive compensation:

	Number of Votes	Outstanding %	Voted %
Every Year	73,084,515	76.80	93.51
Every Two Years	50,372	0.05	0.06
Every Three Years	4,867,791	5.11	6.22
Abstentions	152,741	0.16	0.19
(4) Proposal No. 4: The ratification of the appointment of the independent registered public accountant. The stockholders approved the proposal by the following vote:

	Number of Votes	Outstanding %	Voted %
For	89,963,276	94.53	99.61
Against	179,883	0.18	0.19
Abstentions	167,969	0.17	0.18

Item 9.01.	Financial Statements and Exhibits.

(a) Not applicable
(b) Not applicable
(c) Not applicable
(d) Not applicable

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NEOGENOMICS, INC.

By:	/s/ Sharon A. Virag
Sharon A. Virag
Chief Financial Officer
June 11, 2019